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                                                                  EXHIBIT 10.41

                             BURKE INDUSTRIES, INC.
                        INCENTIVE STOCK OPTION AGREEMENT


           No. of Shares subject to Option.:_____ . Option No.:_____.


         This Agreement dated as of between Burke Industries, Inc., a California corporation (the "Company"), and (the "Optionee").


                              W I T N E S S E T H :

1.       GRANT OF OPTION.

         Pursuant to the provisions of the Burke Industries, Inc. Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of _________ (____) shares of Common Stock, no par value, of the Company (the "Shares"), at the purchase price of ________ Dollars ($_______) per Share, such Option to be exercised as hereinafter provided. This is an Incentive Stock Option, and shall be so construed. All terms defined in the Plan are used herein as so defined.

2.       TERMS AND CONDITIONS.

         It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

         2.1      TIME OF EXERCISE OF OPTION.

                  2.1.1 INSTALLMENT SCHEDULE. This Option may be exercised as to

                           (a) twenty-five percent (25%) of the Shares beginning one (1) year from the Commencement Date;

                           (b) an additional twenty-five percent (25%) of the Shares beginning two (2) years from the Commencement Date;

                           (c) an additional twenty-five percent (25%) of the Shares beginning three (3) years from the Commencement Date; and

                           (d) in full, to the extent not theretofore exercised,
                  beginning on the earlier of the Change in Control Date or four
                  (4) years from the Commencement Date.


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BURKE INDUSTRIES, INC.
INCENTIVE STOCK OPTION AGREEMENT
PAGE 2


For purposes of this Option, the Commencement Date is agreed to be
__________________.

                  2.1.2 EXPIRATION DATE. This Option shall expire absolutely ten (10) years from the date hereof.

                  2.1.3 EXERCISE UPON TERMINATION OF EMPLOYMENT. If the Optionee shall cease to be employed by the Company or a Parent or Subsidiary for any reason other than the Optionee's death or disability (within the meaning of Section 105(d)(4) of the Code), this Option, to the extent not then exercisable in accordance with its terms, shall terminate and be without further effect. To the extent this Option is exercisable on the date of termination of employment, it may be exercised at any time within thirty (30) days after such date by the Optionee or, in case of the subsequent death of the Optionee, then by the executors or administrators of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance, and this Option, to the extent not exercised, shall in all events terminate upon the expiration of such thirty (30) day period or, if earlier, ten
(10) years from the date hereof.

                  2.1.4 EXERCISE UPON LOSS OF PARENT OR SUBSIDIARY STATUS. If the Optionee ceases to be employed by the Company or a Parent or Subsidiary by reason of the employer of the Optionee ceasing to be a Parent or Subsidiary of the Company, then this Option, to the extent not then exercisable in accordance with its terms, shall terminate and be without further effect. Within a reasonable time after such event (not to exceed thirty (30) days), the Company shall provide written notice to the Optionee of such event (including specific reference to the provisions of this section). To the extent this Option is exercisable on the date of such event, it may be exercised at any time within thirty (30) days after the later of the date of such event or the date of the notice required by the preceding sentence by the Optionee, or, in case of the subsequent death of the Optionee, then by the executors or administrators of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance, and this Option, to the extent not exercised, shall in all events terminate upon the expiration of such thirty (30) day period, or, if earlier, ten (10) years from the date hereof.

                  2.1.5 EXERCISE UPON DEATH OR DISABILITY. If the Optionee shall cease to be employed by the Company or a Parent or Subsidiary by reason of the Optionee's death or disability, this


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Option, to the extent not then exercisable in accordance with its terms, shall terminate and be without further effect. To the extent this Option is exercisable on the date of death or disability, it may be exercised at any time within twelve (12) months after the date of death or disability by the Optionee in case of disability, or in case of the death of the Optionee, then by the executors or administrators of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance, and this Option, to the extent not exercised, shall in all events terminate upon the expiration of such twelve (12) month period or, if earlier, ten (10) years from the date hereof.

                  2.1.6 ACCELERATION OF EXERCISE DATE. In its sole discretion, the Board of Directors may accelerate the date or dates on which this Option may be exercised in whole or in part.

         2.2      METHOD OF EXERCISE. This Option may be exercised as follows:

                  2.2.1 NOTICE OF EXERCISE. The Optionee shall deliver written notice to the Company specifying the number of Shares as to which the Option is being exercised.

                  2.2.2 PAYMENT OF PURCHASE PRICE. At the time of any exercise the purchase price of the shares as to which this Option is being exercised shall be paid to the Company in cash or good check, or if approved by the Board of Directors, by the delivery of Shares previously owned by the Employee, duly endorsed for transfer to the Company, with a fair market value (as determined by the Board of Directors) on the date of delivery equal to the aggregate purchase price of the Shares with respect to which the Option is being exercised, or by the delivery of a recourse promissory note bearing interest at such rate, or on such other terms and in form and with security satisfactory to the Company, or any combination of the foregoing approved by the Board of Directors, in its sole discretion. Notation of any partial exercise shall be made by the Company on Schedule I hereto.

                  2.2.3 RESTRICTIONS ON TRANSFER/RIGHT OF REPURCHASE; INVESTMENT REPRESENTATION. Prior to the issuance of any shares upon the exercise of all or any part of this Option, the Company may require the person exercising the Option to execute, become a party to, and subject such shares to restrictions in accordance with the terms of a Stockholders' Agreement dated as of August 20, 1997 among the Company and all or substantially all the persons who


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are stockholders owning shares of Common Stock of the Company as of the date of this Option, as such agreement may be amended and/or restated and in effect at the time of each exercise of this Option. If the Company so requires, the certificate or certificates evidencing the shares issued upon the exercise of all or any part of this Option shall be legended in accordance with said agreement.

         2.3 NONTRANSFERABILITY. This Option shall not be transferable except by will or by the laws of descent and distribution. During the lifetime of the Optionee, this Option shall be exercisable only by the Optionee.

         2.4 ADJUSTMENTS. In the event of any change in the Stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any similar change affecting the Stock, then in any such event the number and kind of shares subject to this Option and their purchase price per share may be adjusted pursuant to Section 5.12 of the Plan, in such manner as the Board of Directors may in its sole discretion deem equitable. Any adjustment so made shall be final and binding upon the Optionee.

         2.5 NO RIGHTS AS STOCKHOLDER. The Optionee shall have no rights as a stockholder with respect to any shares of Stock subject to this Option prior to the date of issuance to the Optionee of a certificate or certificates for such shares.

         2.6 COMPLIANCE WITH LAW AND REGULATIONS. This Option and the obligation of the Company to sell and deliver shares hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock if the Company determines that such issue or delivery would (a) require any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be applicable; (b) require the commencement of the filing by the Company of periodic reports pursuant to the Securities Exchange Act of 1934, or (c) violate any law or governmental regulation. If at any time the Board of Directors in its discretion determines that the listing, registration of qualification of the shares subject to this Option upon any securities exchange or under any law or regulation, or the consent or approval of any government regulatory body is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares hereunder, this Option may not be exercised in whole or in part


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unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

         2.7 WITHHOLDING TAXES. Whenever under this Option shares are to be issued or cash is to be paid, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or payment of such cash.

         2.8 MODIFICATION, EXTENSION AND RENEWAL. Subject to the terms and conditions and within the limitations of the Plan, the Board of Directors may modify, extend or renew this Option, or accept the surrender hereof (to the extent not theretofore exercised) and authorize the granting of a new Option or Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of this Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

         2.9 TERMINATION. The Company hereby reserves the right to terminate this Option in connection with any Change in Control for a payment in cash equal to the difference between the Exercise Price for the shares of Stock subject to the Option and the Change in Control Price of such Stock.

         2.10 PARACHUTE PAYMENTS. In the event that the aggregate present value of the payments to the Employee under this Agreement, and any other plan, program, or arrangement maintained by the Company or a Subsidiary, constitutes an "excess parachute payment" (within the meaning of Section 280G(b)(1) of the Code) and the excise tax on such payment would cause the net parachute payments (after taking into account federal, state and local income and excise taxes) to which the Employee otherwise would be entitled to be less than what the Employee would have netted (after taking into account federal, state and local income taxes) had the present value of the Employee's total parachute payments equaled One Dollar ($1.00) less than three (3) times the Employee's "base amount" (within the meaning of Code Section 280(G)(b)(3)(A)), the Employee's total "parachute payments" (within the meaning of Code Section 280G(b)(2)(A)) shall be reduced (by the minimum possible amount) so that their aggregate present value equals One Dollar ($1.00) less than three (3) times such base amount. For purposes of this calculation, it shall be assumed that the Employee's tax rate will be the maximum marginal federal, state and local income tax rate on


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earned income, with such maximum federal rate to be computed with regard to Code
Section 1(g), if applicable. In the event that the Employee and the Company are unable to agree as to the amount of the reduction described above, if any, the Employee shall select a law firm or accounting firm from among those regularly consulted (during the twelve (12) month period immediately prior to the change in control that resulted in the characterization of the payments as parachute payments) by the Company regarding federal income tax or employee benefit matters, and such law firm or accounting firm shall determine the amount of such reduction and such determination shall be final and binding upon the Employee and the Company.

3.       REPRESENTATIONS AND OBLIGATIONS OF OPTIONEE.

         In consideration of the grant of this Option, the Optionee hereby represents and agrees as follows:

         3.1 OPTIONEE BOUND BY PLAN. Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. Any term used herein with the first letter of such term capitalized shall have the same meaning as in the Plan.

         3.2 INVESTMENT REPRESENTATION. Optionee hereby represents that any shares purchased pursuant to this Option will be acquired for the Optionee's own account for investment and not with a view to, or for the offer or sale in connection with, the distribution of any such shares.

         3.3 BEST EFFORTS. Optionee agrees to use his or her best efforts for the benefit of the Company during his or her employment or other relationship with the Company.

         3.4 RESTRICTIONS. The Optionee agrees that any shares of Stock acquired pursuant to exercise of this Option shall be subject to rights of repurchase and other restrictions as contemplated by Section 2.2.3 of this Agreement.

         3.5 NO RIGHTS TO CONTINUED EMPLOYMENT. The Optionee acknowledges that neither any of the terms and provisions of the Plan or this Agreement nor the grant of this option to the Optionee shall be construed to give to the Optionee any rights to continued employment with the Company or a Parent or Subsidiary thereof, or to give to the Optionee any rights whatsoever in connection with such employment, except as expressly provided in the Plan or this


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Agreement. Except as may otherwise be provided in a written agreement between the Optionee and the Company or a Parent or Subsidiary, the Optionee is an employee at will, and each party to the employment relation has a right to terminate such employment at any time and for any reason, or for no reason at all.

4.       NOTICES.

         Notices delivered pursuant to this Agreement shall be in writing, and shall be deemed to have been duly given when (a) delivered by hand; (b) sent by facsimile (with receipt confirmed), provided that a copy is promptly thereafter mailed by first-class prepaid certified mail, return receipt requested; (c) received by the addressee, if sent with delivery receipt requested by Express Mail, Federal Express, other express delivery service or first-class prepaid certified mail, in each case to the appropriate addresses and facsimile numbers set forth below, or to such other address(es) or facsimile number(s) as a party may designate as to itself by notice to the other party.

                  (a)      If to the Company:

                           Burke Industries, Inc.
                           2250 South Tenth Street
                           San Jose, CA  95112
                                    Facsimile:    (408) 280-0699
                                    Attention:  Mr. Rocco C. Genovese

                           with a copy sent by any of the foregoing methods simultaneously to:

                           George A. Sawyer
                           c/o J.F. Lehman & Company
                           2001 Jefferson Davis Highway, Suite 607
                           Arlington, VA  22202
                                    Facsimile:    (703) 418-6099

                  (b)      If to the Optionee:

                           To the latest home address as shown on the Company's personnel records subject to the right of either party to designate at any time hereafter in writing some other address.

5.       COUNTERPARTS.


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         This Agreement has been executed in two counterparts each of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Burke Industries, Inc. has caused this Agreement to be executed by its President or a Senior Vice President or a Vice President and Optionee has executed this Agreement, both as of the day and year first above written.

                                    BURKE INDUSTRIES, INC.



                                    By:  ______________________________


                                    OPTIONEE



                                    ___________________________________


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                                   SCHEDULE I
                                       TO
                             BURKE INDUSTRIES, INC.
 INCENTIVE STOCK OPTION AGREEMENT DATED ____________ ___, 1999 (THE "AGREEMENT")
                                 BY AND BETWEEN
                     BURKE INDUSTRIES, INC. (THE "COMPANY")
                                       AND
                     _____________________ (THE "OPTIONEE")

         WHEREAS, the Optionee has this day delivered to the Company written notice of partial exercise of the Option granted by the Agreement; and

         WHEREAS, in accordance with Section 2.2.1 of the Agreement, said written notice specified that the number of Shares as to which the Option is being exercised is _______________ Shares; and

         WHEREAS, Section 2.2.1 of the Agreement requires that notation of any partial exercise of the Option be made on this Schedule I to the Agreement;

         NOW, THEREFORE, it is hereby acknowledged and agreed that the Option granted by the Agreement has this day been exercised as to ____________ Shares.

         IN WITNESS WHEREOF, Burke Industries, Inc. has caused this Schedule to be executed by its President or a Vice President and Optionee has executed this Schedule, both as of the _____day of ______________, _____.

                                    BURKE INDUSTRIES, INC.



                                    By:  ______________________________
                                    Its:


                                    OPTIONEE



                                    ___________________________________